                                                                   EXHIBIT 10.32


                TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


          This Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997 (this "Amendment"), is by and among Wolfe Nursery, Inc., a
                        ---------
Delaware corporation, Tip Top Nurseries, Inc., an Arizona corporation, Nurseryland Garden Centers, Inc., a California corporation, as borrowers (collectively, the "Borrowers"), Sunbelt Nursery Group, Inc., a Delaware
                    ---------
corporation, Sunbelt Nursery Holdings, Inc., an Arizona corporation, Sunbelt Management Services, Inc., a Delaware corporation, as guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Loan Parties"), and
     ----------                                         ------------
American National Bank and Trust Company of Chicago, a national banking association, as lender (the "Lender"). Capitalized terms used in this Amendment
                             ------
and not otherwise defined have the meanings assigned to such terms in the Loan Agreement (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Loan Parties and the Lender are parties to the Loan and Security Agreement dated as of October 14, 1994 (as such agreement has been or may be amended, modified, restated or supplemented from time to time, the "Loan
                                                                           ----
Agreement");
---------

          WHEREAS, the Loan Parties and the Lender desire to amend the Loan Agreement to extend the maturity date of the Loan Agreement to November 21, 1997, all on the terms and subject to the conditions of this Amendment;

          NOW, THEREFORE, in consideration of the foregoing recitals, the actions contemplated therein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

          SECTION 1.  AMENDMENTS TO LOAN AGREEMENT
                      ----------------------------

          On the date this Amendment becomes effective, after completion by the Loan Parties of the conditions set forth in Section 3 of this Amendment (the
                                            ---------
"Closing Date"), the Loan Agreement is amended as follows:
-------------

          1.1  Section 1.1 of the Loan Agreement is amended by deleting the
               -----------
definition of "Maturity Date" in its entirety and replacing it as follows:
               -------------

          "Maturity Date" shall mean November 21, 1997.
           -------------

          1.2  Section 2.7 of the Loan Agreement is amended by deleting the
               -----------
first sentence of such section in its entirety and replacing it as follows:
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     The term for this Agreement shall be from the date hereof until the
     Maturity Date and shall not be renewable without the prior written consent of Lender.

          SECTION 2.  REPRESENTATIONS AND WARRANTIES
                      ------------------------------

          To induce the Lender to enter into this Amendment and to extend further credit under the Loan Agreement, as amended by this Amendment, each Loan Party severally represents and warrants to the Lender that:

          2.1  Due Authorization, Etc.  The execution, delivery and performance
               -----------------------
by such Loan Party of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any are required), and do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order, or (iii) such Loan Party's Certificate of Incorporation or By-Laws, and do not and will not contravene or conflict with, or cause any lien to arise under any provision of any agreement or instrument binding upon such Loan Party or upon any of its property. This Amendment and the Loan Agreement, as amended by this Amendment, are the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms.

          2.2  No Default, Etc.  As of the Closing Date, (i) no Event of Default
               ----------------
or Default under the Loan Agreement, as amended by this Amendment, has occurred and is continuing or will result from the amendments set forth in this Amendment and (ii) the representations and warranties of such Loan Party contained in the Loan Agreement are true and correct.

          SECTION 3.  CONDITIONS TO EFFECTIVENESS
                      ---------------------------

          The obligation of the Lender to make the amendments contemplated by this Amendment and the effectiveness thereof, are subject to the following:

          3.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Loan Parties contained in this Amendment are true and correct as of the Closing Date.

          3.2  Documents.  The Lender has received all of the following, each
               ---------
duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Lender) in form and substance satisfactory to the Lender:

          (A)  Tenth Amendment.  This Amendment;
               ---------------

          (B)  Resolutions.  Resolutions of the Board of Directors of each Loan
               -----------
     Party authorizing or ratifying the execution, delivery and performance of this Amendment;

          (C) Consents, Etc.  Certified copies of all documents evidencing any
              --------------
     necessary corporate action, consents and governmental approvals, if any, with respect to this Amendment or any other document provided for under this Amendment; and

          (D) Other.  Such other documents as the Lender may reasonably request.
              -----

          SECTION 4.  MISCELLANEOUS
                      -------------

          4.1  Captions.  The recitals to this Amendment (except for
               --------
definitions) and the section captions used in this Amendment are for convenience only, and do not affect the construction of this Amendment.

          4.2  Governing Law; Severability.  THIS AMENDMENT IS A CONTRACT MADE
               ---------------------------
UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible, each provision of this Amendment must be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision is only ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

          4.3  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts and by the different parties on separate counterparts, and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same Amendment.

          4.4  Successors and Assigns.  This Amendment is binding upon each Loan
               ----------------------
Party and the Lender and their respective successors and assigns, and inures to the sole benefit of each Loan Party and the Lender and their successors and assigns. The Loan Parties have no right to assign their respective rights or delegate their respective duties under this Amendment.

          4.5  References.  From and after the Closing Date, each reference in
               ----------
the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in any Financing Agreement to the Loan Agreement or to any term, condition or provision contained "thereunder," "thereof," "therein," or words of like import, mean and are a reference to the Loan Agreement (or such term, condition or provision, as applicable) as amended, supplemented or otherwise modified by this Amendment.

          4.6  Continued Effectiveness.  Notwithstanding anything contained in
               -----------------------
this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties to this Amendment expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties to this Amendment to reaffirm the indebtedness created by and secured under the Loan Agreement. The Loan Agreement, as amended by this Amendment, remains in full force and effect.

          4.7  Costs, Expenses and Taxes.  Each Loan Party affirms and
               -------------------------
acknowledges that Section 10.2 and Section 10.3 of the Loan Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

          4.8  Guarantors Reaffirmation.  Each of the Guarantors acknowledges
               ------------------------
that it has read this Amendment and consents to this Amendment and agrees that its Guaranty of the Guaranteed Obligations (as defined in such Guaranty) continues in full force and effect, is valid and enforceable and is not impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection with this Amendment.

                           *     *     *     *     *

          Delivered at Chicago, Illinois, as of the day and year first above written.



                                WOLFE NURSERY, INC.,
                                as a Borrower


                                By: /s/ THOMAS R. HOERSTRA
                                   --------------------------------
                                    Name: Thomas R. Hoerstra
                                    Title: Chief Financial Officer



                                TIP TOP NURSERIES, INC.,
                                as a Borrower


                                By: /s/ THOMAS R. HOERSTRA
                                   --------------------------------
                                    Name: Thomas R. Hoerstra
                                    Title: Chief Financial Officer



                                NURSERYLAND GARDEN CENTERS, INC.,
                                as a Borrower


                                By: /s/ THOMAS R. HOERSTRA
                                   --------------------------------
                                    Name: Thomas R. Hoerstra
                                    Title: Chief Financial Officer



                                SUNBELT NURSERY GROUP, INC.,
                                as a Guarantor



                                By: /s/ THOMAS R. HOERSTRA
                                   --------------------------------
                                    Name: Thomas R. Hoerstra
                                    Title: Chief Financial Officer



                                SUNBELT NURSERY HOLDINGS, INC.,
                                as a Guarantor


                                By: /s/ WAYNE ECHSTEIN
                                   --------------------------------
                                    Name: Wayne Eckstein
                                    Title: President/Treasurer

                                SUNBELT MANAGEMENT SERVICES, INC.,
                                as a Guarantor


                                By: /s/ THOMAS R. HOERSTRA
                                   --------------------------------
                                    Name: Thomas R. Hoerstra
                                    Title: Chief Financial Officer



                                AMERICAN NATIONAL BANK AND
                                  TRUST COMPANY OF CHICAGO



                                By: /s/ DONNA EVANS
                                   --------------------------------
                                    Name: Donna Evans
                                    Title: First Vice President


          Timothy R. Duoos, guarantor under the Guaranty dated as of October 14, 1994 (the "Duoos Guaranty") made in favor of the Lender, acknowledges that he
           --------------
has read this Amendment referenced herein and consents to this Amendment and agrees that his guarantee of the Guaranteed Obligations (as defined in the Duoos Guaranty) continues in full force and effect, is valid and enforceable and is not impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection with this Amendment.


                                   /s/ TIMOTHY R. DUOOS
                                   -------------------------------
                                   Timothy R. Duoos